UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K/A

 Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2023 (August 1, 2023)

 UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

 Virginia

(State or Other Jurisdiction of Incorporation)

001-00652	54-0414210
(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue,	Richmond,	Virginia	23235
(Address of Principal Executive Offices)			(Zip code)

(804) 359-9311

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by Universal Corporation (the “Company”) with the Securities and Exchange Commission on August 2, 2023 (the “Initial 8-K”). The Initial 8-K reported the final voting results of the Company’s Annual Meeting of Shareholders held on August 1, 2023 (the “2023 Annual Meeting”). The sole purpose of this Amendment is to disclose the Company’s decision regarding the frequency with which it will include shareholder advisory votes to approve the compensation of the Company’s named executive officers in future annual meetings of shareholders (“Say-on-Frequency Proposal”). No other changes have been made to the Initial 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported in the Initial 8-K, the option of “one year” received the highest number of votes cast by shareholders on the Say-on-Frequency Proposal. In light of these results and consistent with the recommendation of the Company’s Board of Directors as set forth in the proxy statement for the 2023 Annual Meeting, the Company will continue to include a non-binding advisory resolution to approve the compensation of the Company’s named executive officers in its proxy materials annually until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company and its shareholders. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Company’s annual shareholders’ meeting in 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION

Date: September 1, 2023	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary